UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 2, 2008

Barclay Road, Inc. trading as BCLR.PK

(Exact Name of Registrant as Specified in its Charter)

WYOMING	000-52332	20-5571215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

                                PSEO ALCOBENDAS -  10 A CENTRO COMERCIAL BOULEVAR ALCOBENDAS, SPAIN 28109

 (Address of principal executive office, including zip code)

206-222-7999

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2008, Herbert L. Becker retired from his executive officer position as the Chairman of the Board and President of Barclay Road (the “Company”), but will continue as an advisor. In recognition of his dedicated service to the Company, Mr. Becker will hold the title of Founder and Chairman Emeritus of the Company.

On July 2, 2008, the Board of Directors elected the following individuals to the positions set forth opposite their respective name, effective July 2, 2008.

Name	Position

Eduardo Valero Erana	Chairman of the Board, President and Chief Executive Officer

.

                                                          2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 2, 2008	Barclay Road, Inc.

	By:	/s/ Eduardo Valero Erana
Eduardo Valero Erana
President and CEO

3